                            Joint Filer Information

Name of Joint Filer:                         ARCH Venture Fund XI, L.P.

Address of Joint Filer:                      345 Park Avenue South, 12th Floor
                                             New York, NY 10010

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    DA32 Life Science Tech Acquisition
                                             Corp. [DALS]
Date of Event Requiring Statement:
(Month/Day/Year):                            07/30/2021

Name of Joint Filer:                         ARCH Venture Partners XI, L.P.

Address of Joint Filer:                      345 Park Avenue South, 12th Floor
                                             New York, NY 10010

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    DA32 Life Science Tech Acquisition
                                             Corp. [DALS]
Date of Event Requiring Statement:
(Month/Day/Year):                            07/30/2021

Name of Joint Filer:                         ARCH Venture Partners XI, LLC

Address of Joint Filer:                      345 Park Avenue South, 12th Floor
          New York, NY 10010

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    DA32 Life Science Tech Acquisition
                                             Corp. [DALS]

Date of Event Requiring Statement:
(Month/Day/Year):                            07/30/2021

Name of Joint Filer:                         Robert Nelsen

Address of Joint Filer:                      345 Park Avenue South, 12th Floor
                                             New York, NY 10010

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    DA32 Life Science Tech Acquisition
                                             Corp. [DALS]

Date of Event Requiring Statement:
(Month/Day/Year):                            07/30/2021

Name of Joint Filer:                         Kristina Burow

Address of Joint Filer:                      345 Park Avenue South, 12th Floor
                                             New York, NY 10010

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    DA32 Life Science Tech Acquisition
                                             Corp. [DALS]

Date of Event Requiring Statement:
(Month/Day/Year):                            07/30/2021

Name of Joint Filer:                         Steven Gillis

Address of Joint Filer:                      345 Park Avenue South, 12th Floor
                                             New York, NY 10010

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    DA32 Life Science Tech Acquisition
                                             Corp. [DALS]

Date of Event Requiring Statement:
(Month/Day/Year):                            07/30/2021